Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
On January 30, 2024, the company announced that the Board of Directors approved a quarterly dividend of $1.66 per common share. The dividend is payable March 9, 2024 to stockholders of record on February 9, 2024.
On February 5, 2024, IBM International Capital Pte. Ltd, a wholly owned finance subsidiary of the company, issued $5.5 billion of U.S. dollar fixed rate notes in tranches with maturities ranging from 2 to 30 years and coupons ranging from 4.6 to 5.3 percent. These notes are fully and unconditionally guaranteed by the company.